Exhibit 99.1
INVESTOR PRESENTATION MARCH 2023

Forward Looking Statements This presentation contains “forward-looking statements” for purposes of the safe harbor provisions under the U.S. Private securities litigation reform act of 1995, as amended. These forward-looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts. These forward-looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures. Such forward-looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward-looking statements and the assumptions on which these forward-looking statements are based. There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree. These forward-looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward-looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward-looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of Reservoir. There may be additional risks and other factors that reservoir does not currently know or that Reservoir currently believes are immaterial that could also cause actual results, performance or achievements of Reservoir to differ from those contained in these forward-looking statements. Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir. Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in Reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www.sec.gov. All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. These forward-looking statements should not be relied upon as representing Reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward-looking statements. Financial Information; Non-GAAP Financial Measures This presentation contains unaudited financial information of reservoir. The unaudited financial information has been prepared on the same basis as Reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by Reservoir with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”). Reservoir’s management uses these non-GAAP financial measures to evaluate Reservoir’s operations, measure its performance and make strategic decisions. Reservoir believes that the use of these non-GAAP financial measures provides useful information to investors and others in understanding Reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating Reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non-GAAP financial measures. However, these non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non-GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP. Using such non-GAAP financial measures in isolation to analyze Reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant. In addition, although other companies in Reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how reservoir calculates such non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider such non-GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP. You should review Reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC. Disclaimer 2

Disclaimer 3 Industry and Market Data The information in this presentation also includes information provided by third parties. None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information. While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction. This Presentation has not been approved or recommended by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this presentation. Any representation to the contrary is a criminal offense. Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www.sec.gov and on Reservoir’s website at www.reservoir-media.com.

First U.S.-Based Publicly Traded Independent Music Company

Leading, diversified music publishing and recorded music business

- Vast collection of iconic hits across genre, geography, and time period
- Focused on acquiring catalogs with hit songs and building portfolio diversification
- Investing in frontline songwriters and artists with potential for success
- Network of joint venture, administration and distribution partners worldwide

Highly accomplished, respected and award-winning platform

- Music Week Awards' Independent Publisher of the Year 2020 & 2022
- Music Business Worldwide's The A&R Awards' Publisher of the Year 2019 & 2017
- 18 Songwriter Hall of Fame inductions

First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi

- Billboard's Women In Music Executive of the Year 2022
- Billboard's Most Powerful Women in Music 2017, 2018, 2019, & 2020
- Billboard's Power List 2020, 2022, 2023
- Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony

KEY FACTS

- NASDAQ: RSVR
- Market Cap: $384M (at 12/31/22)
- Fiscal Year End: Mar 31st
- Shares Outstanding: 64M
- 140K+ Copyrights
- 36K+ master recordings
- Offices in NYC (HQ), LA, Nashville, London, Toronto, & Abu Dhabi

REVENUE



Recorded Music & Other[1]
28%
Music Publishing[1]
72%

[1] Trailing twelve month revenue ended 12-31-22

4

Compelling Investment Highlights

Leading Independent Music Company With Proven Platform

- $844M of invested capital since inception[1]
- $695M of that amount in acquisitions of catalogs and companies
- $149M of that amount in futures spend with enhanced risk/return profile vs. traditional catalog music

Competitive Advantages & Value Enhancement Capabilities

- Value enhancement efforts lead to industry outgrowth
- Experienced creative team with stellar reputation among artists and key players in the music industry

Growing Industry, Supported By Powerful Secular Tailwinds

- Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms
- Music industry projected to grow over 7% per year through 2030[2]

Proven M&A Platform

- Strong track record, trusted partner to artist community and caretaker of legacy assets
- Deal pipeline includes 220+ potential targets worth over $2.3B as of 12-31-22

Evergreen Catalog & Contemporary Hits

- 140K+ copyrights and 36K+ masters
- 130+ active songwriters and frontline artists
- 90% of publishing & 100% of recording gross profit is Life of Copyright[3]

Strong Growth & Operating Leverage Model

- Expected to outgrow music industry fundamentals, with projected FY2022-2025 CAGR of 14% on revenue
- Significant operating leverage opportunity as scale

[1] As of 12-31-22
[2] Wall Street Research
[3] Based on 80% of LTM as of 12/31/22 Net Publisher Share (NPS) and Net Label Share (NLS)

5

Music 101 MUSIC PUBLISHING SONGWRITERS PUBLISHER ARTISTS PERFORMING RIGHTS FOREIGN SUB-PUBLISHERS RECORD LABELS ORGANIZATIONS DIGITAL SERVICES THIRD PARTIES • CATALOG • FUTURES RECORDED MUSIC CONSUMERS PLATFORMS RECORD LABEL ARTISTS 6

7 History of Growth

Digital 50% Performance 20% Synch 19% Other 4% Mechanical 7% Legacy: • Joni Mitchell • The Isley Brothers • John Denver • Billy Strayhorn • Commodores Active Songwriters: • Offset (Migos) • Ben Harper • 2 Chainz • Ali Tamposi • Jamie Hartman CATALOG EXAMPLES Music Publishing represented Reservoir’s primary focus from its 2007 inception until its large-scale step towards building its Recorded Music business in 2019 with the acquisition of Chrysalis Records. No Musical Composition Accounts for > 3% OF REVENUE 97% of Catalog has a Retention Date of > 10 YEARS with 90% for Life of Copyright1 USA 58% Ex-USA 42% DIVERSIFIED BY…. 2010s - Today 29% 2000s 28% 1990s 13% 1980s 6% 1970s 11% 1960s 7% Pre-60s Pop 6% 21% Film/TV 20% R&B 17% Country 15% Hip Hop 9% Rock 9% Electronic 3% Other 6% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 12-31-22 2 Trailing twelve month revenue ended 12-31-22 GEOGRAPHY2 MIX2 GENRE1 RELEASE DATE1 140K+ COPYRIGHTS (I.E. Ownership Of Musical Composition) Music Publishing Segment Overview 8

1 LTM Net Publisher Share (NPS) as of 12-31-22 1,114 Songs Account For 80%of LTM NPS with No Song Accounting For More Than 3% of LTM NPS 1 5 9 2 6 10 3 7 4 8 “It’s Your Thing” The Isley Brothers 2.18%, (1969) “Bring Me To Life” Evanescence 0.62%, (2003) “Gimme More (It’s Britney Bitch)” Britney Spears 0.6%, (2007) “Georgia On My Mind” Ray Charles 0.5%, (1930) “Disco Inferno” The Trammps 0.5%, (1976) “Higher & Higher” Jackie Wilson 0.8%, (1967) “Take Me Home, Country Roads” John Denver 1.1%, (1971) “Ring of Fire” Johnny Cash 0.8%, (1963) “Yeah!” Usher 0.7%, (2004) Music Publishing Top 10 Songs by NPS1 9 “Lady Marmalade” Labelle 0.9%, (1974)

Recorded Music Segment Overview

Reservoir's first foray into the recorded music business initially was in 2012 with the acquisition of Philly Groove. Reservoir expanded its recorded music segment through the acquisition of Blue Raincoat (incl. Chrysalis Records) in 2019 and Tommy Boy Records in 2021.

36K+
SOUND RECORDING COPYRIGHTS
(I.E. "Master" Recordings)

100%
OWNERSHIP
of Each Master Recording Typically

No Master Recording Accounts for
> 9%
OF NET LABEL SHARE[1]

CATALOG EXAMPLES

Legacy:
- De La Soul
- Sinéad O'Connor
- Naughty by Nature
- Generation X (Billy Idol)
- The Delfonics

Active Recording Artists:
- Laura Marling
- Liz Phair
- Emeli Sandé
- William The Conqueror
- Lump

[1] Based on 80% of LTM Net Label Share (NLS) as of 06-30-22
[2] Trailing twelve month revenue ended 12-31-22

REVENUE MIX[2]


Neighboring Rights 9%
Synch 10%
Physical 14%
Digital 67%

GEOGRAPHY[2]


USA 44%
EX-USA 56%

10

204 Recordings Account For 80%of LTM NLS and 100% are Owned for the Life of the Copyright Recorded Music Top 10 Songs by NLS1 1 LTM Net Label Share (NLS) as of 06-30-22 1 5 9 2 6 10 3 7 4 8 “Gangsta’s Paradise” Coolio 9.0%, (1995) “Vienna” Ultravox 1.6%, (1980) “Between the Sheets” The Isley Brothers 1.5%, (1983) “Ghost Town” The Specials 1.7%, (1981) “Nothing Compares 2 U” Sinéad O’connor 3.8%, (1990) “Jump Around” House of Pain 2.8%, (1992) “Dancing with Myself” Generation X 1.6%, (1981) 11 “What It’s Like” Everlast 1.8%, (1998) “For the Love of You” The Isley Brothers 1.8%, (1985) “Middle Child” J. Cole 1.4%, (2019)

Growth Drivers 4 12 STRONG SECULAR TAILWINDS VALUE ENHANCEMENT INITIATIVES PROVEN M&A PLATFORM & NEW SIGNINGS OPERATING LEVERAGE & CASH FLOW GENERATION

Rise of Digital & Availability of Streaming Digital Revenue CAGR: 13% (2010-20) 12% (2020-30) Growth Of Paid Streaming Subscribers Paid Subs CAGR: 49% (2010-20) 11% (2020-30) Growth Of Streaming In Emerging Markets EM to contribute 43% of streaming revenue by 2030 vs. 13% today Increased Government Intervention To curb piracy and improve monetization rates for content owners Recovery In Process Across Impacted Royalty Streams (Gym/Bars/Restaurants, Synch, Music Releases, Live Music) Source: Wall Street Research Expansion Of Emerging Music Monetization Platforms Music Industry: Strong Secular Tailwinds 13

1 Wall Street Research Music Industry: Strong Growth Forecasted DIGITAL PERFORMANCE SYNCH PHYSICAL & OTHER 14 INDUSTRY Publishing Recorded Music Paid Streaming Subs $32B $8B $24B 8M 2010 25% 15% 5% 55% $48B $13B $35B 434M CAGR 4% 5% 4% 49% 2020 17% 59% 5% 19% $115B $23B $92B 1.3B CAGR 9% 6% 10% 11% 2030 79% 12% 4% 6%

VALUE ENHANCEMENT SYNCHRONIZATION Placement of musical compositions into television, film, advertisements, gaming platforms, and toys DIGITAL LICENSING Digital licensing partnerships with emerging music platforms and in-home fitness brands SETTLEMENTS Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SAMPLING, COVERS, INTERPOLATIONS, REMIXES Extract additional value from high-quality catalogs with proactive pitching EDUCATIONAL INITIATIVES Development of interactive university courses to enhance brand exposure Industry2 7% 1 Organic Revenue over Fiscal 2018-2022 2 Wall Street Research Organic growth outpaces industry growth RSVR 4-Year Revenue CAGR1 15% Value Enhancement Initiatives 15

Top Synch Highlights “The Best” “Non, Je Ne Regrette Rien” “Lean On” “Take Me Home, “Day-O” Country Roads” Industry Advocate & Leader $18M GENERATED IN SETTLEMENT PAYMENTS Over the Past Five Years (FY19-FY23) Value Enhancement Examples & Industry Advocacy Totaling $3M IN LICENSING 16 ELECTED BOARD SEATS

$695M CAPITAL DEPLOYED since inception2 88% of GROSS PROFIT & COST SYNERGIES FLOW to EBITDA3 12% UNLEVERED IRR since 20074 1 Based on total offers made, deals into exclusivity, and deals closed as a percentage of new deals considered in FY2022, respectively 2 As of 12-31-22 3 For the period FY18-FY22 4 IRR represents a net return on invested capital since inception (2007) by the majority shareholder marking the investment to market upon close of SPAC merger 220+ M&A TARGETS IN CURRENT PIPELINE AS OF 12-31-22 Totaling $2.3B Proven M&A Platform 96 OFFERS MADE 41% 60 DEALS INTO EXCLUSIVITY 26% 52 DEALS CLOSED 22% 232 New Deals Considered In FY2022 17 1 1 1

Note: Reflects transactions of +$5M in value that are at least 12 months old as of 03-31-21 (two 2021 transactions included that have 12 months of earnings or pro-forma earnings) Proven M&A Platform 14.7x WEIGHTED AVERAGE ENTRY MULTIPLE 2.3x WEIGHTED AVERAGE REDUCTION IN MULTIPLE VALUE ENHANCEMENT LEADS TO BOUGHT-DOWN MULTIPLES Date Purchase Price NPS/NLS (At Close) Multiple (At Close) NPS/NLS (FY2022) Multiple (FY2022) 2021 $ 101.3 $ 5.5 18.3 x $ 8.7 11.7 x 2020 $ 61.4 $ 3.6 17.0 x $ 3.9 15.8 x 2020 $ 60.2 $ 3.2 19.0 x $ 3.0 20.0 x 2019 $ 50.1 $ 3.5 14.5 x $ 6.9 7.2 x 2014 $ 44.0 $ 4.3 10.3 x $ 4.7 9.4 x 2015 $ 43.3 $ 5.7 7.6 x $ 4.8 9.0 x 2018 $ 30.7 $ 2.5 12.4 x $ 3.3 9.4 x 2020 $ 16.4 $ 1.3 13.0 x $ 0.8 19.5 x 2012 $ 11.0 $ 0.9 12.0 x $ 1.2 9.5 x 2010 $ 8.4 $ 1.5 5.4 x $ 2.2 3.9 x 2017 $ 7.8 $ 0.6 13.3 x $ 0.6 14.1 x 2021 $ 7.6 $ 0.7 11.0 x $ 0.6 12.0 x 2021 $ 6.7 $ 0.4 15.9 x $ 0.7 9.0 x 2020 $ 6.0 $ 0.4 16.0 x $ 0.5 12.3 x 2018 $ 5.9 $ 0.4 15.0 x $ 0.3 20.3 x 2020 $ 5.7 $ 0.6 9.1 x $ 0.7 7.7 x 18

3 New Roster Signings

Advance funds to established songwriters who are then under exclusive contract to create music with the benefit of long-term ownership.

$149M+
CAPITAL DEPLOYED[1]

3 YEAR
TYPICAL TERM CONTRACT

ALL
SIGNIFICANT WRITER SIGNINGS HAVE POSITIVE IRR[2]

23.3%
WEIGHTED AVERAGE IRR[2]

NOTABLE SIGNINGS

- Ali Tamposi
- Migos
- 2 Chainz
- Danja
- James Fauntleroy
- Jamie Hartman
- A Boogie Wit Da Hoodie
- Joyner Lucas

PARTNERED WITH SONGWRITERS BEHIND HITS BY TODAY'S BIGGEST ARTISTS INCLUDING

- Justin Bieber
- Ed Sheeran
- Ariana Grande
- Bruno Mars

[1] *As of 12-31-22*
[2] *Based on significant writer signings, which include investments of greater than $2M and are at least two years old as of 03-31-22*

19

1 FY2021 figures as of 03-31-22, writer signings greater than two years old, and greater than $2M invested 2 IRRs based on actual performance to date and projected performance through New Roster Signings 149M TOTAL FUTURES SPEND TO DATE 23.3% IRR ON SIGNIFICANT WRITER SIGNINGS 20 American 2x Grammy Award-winning producer and songwriter American rapper with one #1 Billboard album American hip hop trio with two #1 Billboard albums American 4x Grammy Award-winning songwriter and producer American rapper with one #1 Billboard album American rapper with two #1 Billboard albums American female hit pop songwriter British 4x BMI & 2x Ivor Novello-winning songwriter EXPECTED IRR TOTAL INVESTMENT 2014 2011 2012 2017 2018 2019 2018 2016 27.5% 9.4% 52.8% 25.7% 33.6% 27.4% 3.5% 20.5% $5.4M $6.5M $6.6M $7.3M $9.9M $8.9M $3.3M $14.2M 2015 American rapper, singer, and actor $2.8M 27.3% 2019 American 2x Grammy Award-nominated rapper $2.3M 13.6% American 2x Grammy Award-winning songwriter 2017 and producer $2.0M 5.7%

• Asset light model • Limited incremental expenses needed as new catalogs are added • Tommy Boy acquisition expanded platform in U.S. for Recorded Music Core Infrastructure Provides Substantial Operating Leverage as the Business Grows > 88% of Acquired Gross Profit Should Fall to Adj. EBITDA1 THREE CORE OPERATING EXPENSES GROW FAR LESS THAN NEW REVENUE CORPORATE Leadership, Finance, and M&A ADMINISTRATION Royalty Admin, Copyright, etc. VALUE ENHANCEMENT Synch, Marketing, A&R (relationship) Today Future OPERATING LEVERAGE REVENUE EXPENSES Operating Leverage & Cash Flow Generation 21 1 For the period FY18-FY22

Financials 22

Q3 Fiscal Year 2023 Results 16% total revenue growth year-over-year • Music Publishing revenue rose 14% year-over-year • Recorded Music revenue increased 1% year-over-year • Other revenue increased 260% year-over-year $18 $20 $8 $8 $1 $2 Q3'FY22 Q3'FY23 Publishing Recorded Music & Other Other Revenue REVENUE ($M) $8.9 $10.9 0.051 0.253 0.45 0.12 0.34 0.50 0.565 0.785 0.9 105.1 125.3 145.5 0.67 0.89 1.12 1.34 1.51 1.657 1.859 2.051 2.253 2.45 1.67 1.89 2.12 2.34 2.52 2.565 2.785 2.9 305.1 325.3 345 2.67 2.89 3.12 3.34 3.53 3.56 3.758 3.95 40.15 42.35 44 3.67 3.89 4.12 4.34 4.54 4.565 4.785 4.9 505.1 525.3 545 4.67 4.89 5.12 5.34 5.55 5.565 5.785 5.9 605.1 625.3 645 5.67 5.89 6.12 6.34 6.56 6.565 6.785 6.9 705.1 725.3 745 6.67 6.89 7.12 7.34 7.57 7.565 7.785 7.9 805.1 825.3 845 7.67 7.89 8.12 8.34 8.58 8.56 8.758 8.95 90.15 92.35 94 8.67 8.89 9.12 9.34 9.59 10.051 10.253 10.455 9.556 9.758 9.95 10.12 10.34 10.5 9.67 9.8910 10.657 10.859 11.051 11.253 11.45 10.67 10.89 11.12 11.34 11.511 11.556 11.758 11.9520 1.1522 1.3524 11.67 11.89 12.12 12.34 12.512 12.556 12.758 12.67 12.8 Q3'FY22 Q3'FY23 ADJUSTED EBITDA ($M) Raised midpoint of financial outlook for fiscal year 2023, representing double-digit growth for Revenue and Adjusted EBITDA Strengthened reputation as a well-respected caretaker of legacy assets: • Expanded international presence with new publishing signings including MC Altaf, D’evil, and Stunnah Beatz Brought De La Soul’s back catalog to digital streaming services globally for the first time OIBDA and Adj. EBITDA year-over-year growth of 33% and 24%, respectively 23

Strong Growth Track Record & Forecast – Raised Midpoint of Fiscal Year Outlook ($ in millions) Prior Fiscal 2023 Outlook Current Fiscal 2023 Outlook Growth (at mid-point) REVENUE $118 - $122 $120 - $122 12% ADJUSTED EBITDA $45 - $47 $46 - $47 13% $63 $80 $108 $54 $66 $77 $9 $14 $31 FY2020 FY2021 FY2022 Publishing Recorded Music & Other CAGR: 31% REVENUE • Strength & Diversity of Catalog • Value Enhancement Success CORE DRIVERS • Strong Execution in Futures Business • Opportunistic, Accretive M&A

25 Note: Excludes the effect of any non-cash stock-based compensation expense related to the current option plan. $35 $47 $64 FY2020 FY2021 FY2022 GROSS PROFIT $23 $32 $41 FY2020 FY2021 FY2022 ADJUSTED EBITDA Improving Profitability $MM $MM

$32 $35 $40 FY2020 FY2021 FY2022 $MM ADJUSTED FREE CASH FLOW1 1 Adjusted Free Cash Flow excludes cash flow used for acquisitions and signings (after de-SPAC) BALANCE SHEET METRICS as of 12-31-22 TOTAL DEBT: $292M CASH: $17M NET DEBT: $275M CAPACITY: $151M Solid Balance Sheet & Strong FCF Generator

$108 $41 38% $160 $68 43% Revenue Adjusted EBITDA Adj. EBITDA Margin FY 2022A FY 2025E 14% CAGR • Assumes $100M annual reinvestments in the business (except FY2022, where a total of $224M was deployed) • Assumes reinvestments split into 75% M&A and 25% futures Strong Growth Outlook & Operating Leverage 27 18% CAGR

Appendix 28

Music Publishing 101 IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog: identify high-quality legacy catalogs and acquire ownership interest in these catalogs • Futures: find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators; may either have ownership interest in copyright or perform services under an administration agreement • Both: pitch songs for use in film, tv, advertising, videogames, and others; license the right to use the song; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) KEY CASH FLOW METRICS Revenue / Gross Royalties (-) Writer Royalties = Net Publisher Share (NPS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 29

Recorded Music 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright INCOME: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties (-) Artist Royalties (-) Manufacturing & Distribution Costs = Net Label Share (NLS) (-) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 30

RSVR Financial Model 101 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE 31 REVENUE MUSIC PUBLISHING RECORDED MUSIC Revenue / Gross Royalties LESS: Writer Royalties Net Publisher Share (NPS) Revenue / Sales / Royalties LESS: Artist Royalties LESS: Manufacturing/Distribution Costs Net Label Share (NLS) LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EBITDA COST OF REVENUE GROSS PROFIT OPERATING EXPENSES EBITDA

FISCAL YEAR END: March 31($ in M) 2019A 2020A 2021A 2022A Publishing Revenue $43 $53 $66 $77 Recorded & Other Revenue $2 $9 $14 $31 Total Revenue $45 $62 $80 $108 Percentage Growth YoY 40% 38% 29% 35% Net Publisher Share $24 $28 $37 $42 Net Label Share & Other $2 $7 $10 $22 Gross Profit $26 $35 $47 $64 Gross Margin 58% 56% 59% 59% Adj. EBITDA $19 $23 $32 $41 Adj. EBITDA Margin 32% 37% 40% 38% Note: Excludes the effect of any non-cash stock-based compensation expense related to the current option plan Income Statement Highlights 32

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A Cash Flow Highlights Adj. EBITDA $15 $23 $32 $41 Recoupments 10 14 13 13 Interest, W/C Changes & Other (13) (5) (9) (14) Cash From Operating (Adj. FCF) $12 $32 $35 $40 Acquisitions (32) (108) (119) (197) Advances & Other (18) (22) (17) (28) Cash From Investing ($50) ($130) ($137) ($225) Balance Sheet Highlights Ending Cash $9 $58 $9 $18 Ending Debt 105 176 213 276 Net Debt $96 $118 $204 $258 Net Leverage 6.6 x 5.7 x 6.8 x 5.7 x Note: Advances moved from Operating to Investing cash flows for illustrative purposes 33 Cash Flow & Balance Sheet Highlights

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A Net Income $ 3.8 $ 9.4 $ 9.3 $13.1 Adjustments Depreciation & Amortization 5.9 9.1 14.1 19.0 Income Tax Expense / (Benefit) 0.5 4.0 2.1 4.3 Interest Expense 6.2 5.8 9.0 10.9 EBITDA $ 16.4 $ 28.3 $ 34.5 $47.3 Operating Adjustments Gain on Debt Extinguishment 0.0 (10.6) 0.0 0.0 Benefit of Forgiven PPP Loan 0.0 0.0 (0.6) 0.0 Exchange (Gain) / Loss (0.8) 0.1 0.9 (0.3) Change in Fair Value of IR Swaps 2.8 5.6 (3.0) (8.6) Non-cash Share-based Compensation 0.0 0.0 0.1 2.9 Share of Earnings in Equity Affiliate (0.0) (0.0) 0.0 0.0 Adjusted EBITDA $ 18.3 $ 23.2 $ 31.9 $41.3 Note: Excludes the effect of any non-cash stock-based compensation expense related to the current option plan 34 Consolidated EBITDA Reconciliation

IR Contacts Jackie Marcus or Alec Buchmelter Alpha IR Group RSVR@alpha-ir.com | 312-445-2870 35